Vanguard(R) Convertible Securities Fund
Semiannual Report * May 31, 2002


[PICTURE]




[THE VANGUARD GROUP LOGO]

What You Can Control

As an investor, you cannot control how the financial markets perform. But there are vital variables that you can control. You can decide how much to invest. You can limit the risk in your portfolio by diversifying your holdings. And you can control the investment costs you incur.
     Costs may seem the least dramatic of the three. But costs have a powerful impact on how your wealth accumulates; they reduce, dollar for dollar, the returns that you can derive from an investment.
     Every mutual fund has operating expenses--to pay for investment managers, telephone support, and so on. These costs appear in the fund's expense ratio, which reflects the percentage of average net assets (your money) consumed each year by operating costs. In 2001, the average mutual fund had an expense ratio of 1.34% (or $13.40 per $1,000 in assets), according to data from Lipper Inc.
     For Vanguard(R) funds, the average expense ratio was less than one-fourth that amount (0.27%, or $2.70 per $1,000 in assets). Our average expense ratio has been less than the industry average for 25 years, and it's an advantage we aim to maintain.
     Under our unique corporate structure, shareholders like you own the Vanguard funds, which in turn own The Vanguard Group. No middleman makes a profit from managing the operation. You bear all of the investment risk. It's only right that you reap as much of the potential reward as possible.

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Contents

Letter from the Chairman                                  1

Report from the Adviser                                   5

Fund Profile                                              8

Glossary of Investment Terms                              9

Performance Summary                                      11

Financial Statements                                     12

Advantages of Vanguard.com                               20

Summary
* Vanguard Convertible Securities Fund posted a six-month return of -4.4%, falling short of its comparative measures.

* Concerns about bankruptcies and corporate accounting practices led to declines in issues from heavily leveraged companies, even those not connected to the accounting scandals.

*    The  poor  performance  of  some  holdings  in  the  wireless,  cable,  and pharmaceutical industries caused your fund to lag its benchmarks. vanguard(R) Admiral(TM) Letter from the Chairman
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN                                        [PICTURE]
                                                                JOHN J. BRENNAN


Fellow Shareholder,

During the six months ended May 31, 2002, investors' continuing concerns about corporate scandals caused price declines in stock, bond, and convertible issues from companies with high debt loads. In this environment, vanguard(R) convertible securities fund posted a -4.4% return, lagging its comparative measures.
     The table below shows six-month total returns (capital change plus reinvested dividends) for your fund, the average convertible securities fund, and the unmanaged Credit Suisse First Boston Convertible Securities Index. Per-share components of your fund's return are shown on page 4.


-----------------------------------------------
Total Returns                  Six Months Ended
                                   May 31, 2002
-----------------------------------------------
Vanguard Convertible Securities Fund      -4.4%
Average Convertible Securities Fund*      -1.0
CS First Boston Convertibles Index        -1.6
-----------------------------------------------
*Derived from data provided by Lipper Inc.



The Economy Surged,
But Stocks Stayed Weak

During the past six months, weak corporate earnings and lingering concern about the integrity of financial statements obscured the good news about the economy's quick rebound from the 2001 recession. U.S. stocks, as represented by the Wilshire 5000 Total Market Index, returned -3.4% as investors focused on the negative.
     Large, previously top-performing companies, such as Intel and Cisco Systems, were hit especially hard. Corporate America continued to cut back on capital spending, particularly on the big-dollar technology investments that fueled much of the late-1990s boom. As profits shrank, stock valuations pulled back, a pattern that has prevailed since the bursting of the growth-stock bubble in March 2000.
     Value stocks (those trading at relatively low prices compared with such measures as earnings and book value) held up better, both because these shares had not been priced for the most optimistic scenarios and because many of these stocks represent basic industries, such as commodities producers, that thrive in the early stages of an economic recovery.
     Natural-resource and basic-processing industries have enjoyed an especially favorable climate in 2002. During the first quarter, more than half of the 6.1% annualized growth in U.S. real gross domestic product derived from additions to inventory, rather than final sales to consumers--a boon to the companies that supply the raw materials for goods to be finished farther up the production line. The strong first quarter followed annualized growth of 1.7% in the fourth quarter of 2001.
     During the six months ended May 31, the stock market's best performers were small stocks with value characteristics. As a group, these stocks returned 16.4%, as measured by the Russell 2000 Value Index. International equity markets drifted generally lower.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                      PERIODS ENDED MAY 31, 2002
                                             -----------------------------------
                                                  Six          One         Five
                                               Months         Year       Years*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                  -4.9%       -13.3%         6.4%

Russell 2000 Index (Small-caps)                   6.5         -0.5          6.4

Wilshire 5000 Index (Entire market)              -3.4        -11.8          6.0

MSCI EAFE Index (International)                   3.1         -9.6          0.3
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                       2.3%         8.1%         7.6%

   (Broad taxable market)

Lehman 10 Year Municipal Bond Index               3.0          6.6          6.3

Salomon Smith Barney 3-Month

    U.S. Treasury Bill Index                      0.9          2.6          4.7
================================================================================
CPI
Consumer Price Index                              1.4%         1.2%         2.3%
--------------------------------------------------------------------------------
*Annualized.


CONCERN ABOUT RATES
RESTRAINED BOND RETURNS

The Federal Reserve Board indicated that an "accommodative" monetary policy, characterized by low short-term interest rates, was appropriate in light of rising unemployment and continuing economic uncertainty. However, the bond market apparently expects that growth will mean higher rates down the road: From November 30, 2001, to May 31, 2002, the yield on the 10-year U.S. Treasury note--a rate controlled by the market, not the Fed--rose 30 basis points (0.30 percentage point) to 5.05%.
     Bond prices declined when rates rose, but interest income offset the drop, providing investors with modestly positive total returns for the six months. The Lehman Brothers Aggregate Bond Index, a proxy for the broad investment-grade bond market, returned 2.3%. Despite some high-profile blowups in the telecommunications sector, corporate bonds provided modestly higher returns than U.S. Treasury securities with comparable maturities.

FIRST MONTHS OF 2002 WERE HARD ON YOUR FUND
With a -4.4% return for the semiannual period, the Convertible Securities Fund lagged its benchmark index and the average peer mutual fund by 2.8 and 3.4 percentage points, respectively. Most of the shortfall came during January and February, when the fund returned -6.6%. Though the fund outpaced its average peer and market index during the remainder of the period, it could not offset the earlier decline.

--------------------
MOST OF THE FUND'S
SHORTFALL CAME
DURING JANUARY AND
FEBRUARY, THOUGH IT
OUTPACED BENCHMARKS
DURING THE REST OF
THE PERIOD.
--------------------

     The recent rash of corporate accounting scandals has colored investors' perceptions of many highly leveraged companies, even those unconnected to the scandals. This was especially true for the telecom and cable industries. Compared with its benchmarks, your fund had only a small commitment to telecom, but the sector hurt it nonetheless. Shares in wireless companies and in Charter Communications--a cable company that was among the fund's top ten holdings at the start of the fiscal period--dropped sharply. In addition, some of the fund's pharmaceutical and biotechnology holdings hit significant snags. For example, the Food and Drug Administration's refusal to approve a new drug from Sepracor, the fund's second-biggest holding at the start of the period, resulted in a steep price decline for the company's issues. (Your fund's investment adviser, Oaktree Capital Management, has sold its positions in Sepracor and Charter Communications.)
     The half-year wasn't all bad news. Your fund's holdings in areas such as defense industries performed relatively well. And, while it may be of cold comfort, convertible issues did fulfill one of their defensive roles: The fund's decline would have been steeper had it owned the common stocks of the same companies. More details about your fund's performance and its individual holdings are in the Report from the Adviser on page 5.
     We believe that, over the long run, the Convertible Securities Fund will provide competitive returns. Our confidence lies in the investment management skills of the fund's adviser and in Vanguard's cost advantage, which provides an edge in any market environment. The fund's annualized expense ratio (operating expenses as a percentage of average net assets) of 0.92%, or $9.20 per $1,000 invested, is more than one-third less than the 1.49%, or $14.90 per $1,000 invested, charged by the average peer fund. This advantage is one that works to the benefit of our shareholders year in and year out, and is especially powerful over the long run.

MAINTAINING PERSPECTIVE IN VOLATILE MARKETS

The financial markets have been disappointing over the past two years, particularly for investors who had become accustomed to the stellar returns of the prior 18-year bull market. Through the good times and the bad times, our message never changes: We urge investors to stay the course with a low-cost portfolio diversified across asset classes and market segments in proportions appropriate for your goals, time horizon, and risk tolerance.

                                                        ------------------------
                                                              CONVERTIBLE ISSUES
                                                                 DID FULFILL ONE
                                                              OF THEIR DEFENSIVE
                                                               ROLES: THE FUND'S
                                                         DECLINE WOULD HAVE BEEN
                                                            STEEPER HAD IT OWNED
                                                            THE COMMON STOCKS OF
                                                             THE SAME COMPANIES.
                                                        ------------------------

Remaining true to such an investment plan can be difficult, given the volatility of the markets and the noise of day-to-day events and commentary. But once you have your plan in place, our recommendation is to stay the course. Thank you for entrusting your hard-earned money to us.


Sincerely,
/S/ JOHN J. BRENNAN
John J. Brennan
Chairman and Chief Executive Officer
June 13, 2002

John J. Brennan






--------------------------------------------------------------------------------
Your Fund's Performance at a Glance: November 30, 2001-May 31, 2002


                                                              DISTRIBUTIONS
                                                               PER SHARE
                                                          --------------------
                                 STARTING       ENDING       INCOME    CAPITAL
                              SHARE PRICE  SHARE PRICE    DIVIDENDS      GAINS
--------------------------------------------------------------------------------
Vanguard Convertible
  Securities Fund                  $12.12       $11.33        $0.26      $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER
After producing good absolute and relative performance in fiscal 2001, Vanguard Convertible Securities Fund underperformed its primary index, the CS First Boston Convertibles Index, in the first six months of fiscal 2002. We found the fiscal half-year to be unusually challenging, with several of the common stocks underlying our convertible securities experiencing negative fundamental developments. While there are always disappointments, they were more numerous in this period and led to most of our shortfall relative to the index.

THE INVESTMENT ENVIRONMENT
Volatility remained extremely high during the six months, and the premiums demanded for bearing credit risk widened across many industry groups. Equity prices were quite weak, as a variety of fundamental concerns negatively affected companies in a number of sectors. Several actual or anticipated corporate bankruptcies also heightened the market's perception of risk. Overall, the stocks underlying the convertible market declined roughly 15% during the period. Investor confidence reversed sharply from the rally in late 2001, producing declines for many asset classes.
     Despite the overall negativity of the period, new issuance in the convertible market remained steady, though not as strong as in prior periods. For the six months, 97 deals were priced, totaling $48.0 billion, compared with 96 deals and $45.5 billion in the second half of fiscal 2001. The highlights so far in 2002 have been three mega-deals: two from the automobile sector--Ford and General Motors raised $5.0 billion and $3.2 billion, respectively--and a $1.75-billion deal from Lucent Technologies. Without these mega-deals, issuance for the period would have been below expectations. Demand certainly continued to outstrip supply, as a wide variety of investors were attracted to the yields and defensive attributes of convertibles.
     One very interesting characteristic of the new-issue market in the past few quarters was that many convertible offerings included a feature known as a "short-dated put." This feature, which allows investors to sell securities back to their issuers at preset prices, was meant to induce buyers to accept lower yields and/or higher conversion premiums. However, many of these short-dated puts will come due soon and are likely to be exercised unless conversion values rise enough to motivate investors to retain the securities. It is estimated that approximately $25 billion of convertibles with this feature are now trading below their put prices and have substantial

                                                --------------------------------
                                                           INVESTMENT PHILOSOPHY

                                                     THE ADVISER BELIEVES THAT A
                                                     REASONABLE LEVEL OF CURRENT
                                                     INCOME AND LONG-TERM GROWTH
                                                      IN CAPITAL CAN BE ACHIEVED
                                                       BY INVESTING IN A BROADLY
                                                            DIVERSIFIED GROUP OF
                                                     CONVERTIBLE SECURITIES THAT
                                                 PROVIDE ATTRACTIVE COMBINATIONS
                                                 OF CURRENT INCOME AND POTENTIAL
                                                     FOR PRICE APPRECIATION FROM
                                                       THEIR CONVERTIBILITY INTO
                                                                   COMMON STOCK.
                                                --------------------------------
conversion premiums. Although many factors could mitigate the amount of securities that are actually sold back to their issuers, the opportunities and risk associated with these issues bear close monitoring. In general, we expect to see issuers attempt to avert the drain of puts on their resources by offering refinancings at attractive prices, sweetening the terms of the existing issues, or otherwise restructuring the issues.

THE FUND'S SUCCESSES AND SHORTFALLS
As you would expect given our diverse portfolio, a variety of investments contributed to our underperformance. In contrast to prior periods, however, few holdings had meaningful positive returns to offset our declines. Our positions in the health care sector were particularly troublesome. This industry had been a significant source of return for us in 2001.
     Our investment in Sepracor was particularly disappointing, as the company was denied approval for a potentially significant new drug. Despite a relatively large 7% coupon, a short maturity of three years, and the fact that the company held about $900 million in cash, the bonds experienced an above-average decline after the release of the news. While this was a disappointment and was damaging to our performance, the convertible provided strong relative downside protection, reflecting less than half of the decline in the company's common shares. Given the resulting high conversion premium of 125% and the expected one-year delay in the new drug's approval, we exited this position. Other decliners in the health care area were Invitrogen, Imclone Systems, and IVAX. We expect positive developments from our other health care investments. We believe that convertibles from the hospital-management industry are particularly attractive.
     Our holdings in the telecommunications and media industries--though relatively limited--also were hurt by the investment environment. We had decided to emphasize the wireless area, which we believed was the safest portion of the telecom sector. This assumption proved incorrect as Nextel Communications and other associated holdings recorded meaningful declines, due primarily to increased concern over their high debt levels. Of course, many investments in the telecom sector came under pressure due to the severe negative developments among many key players. On a positive note, the fund had no investments in WorldCom, Tyco, Global Crossing, Kmart, or Adelphia Communications.

OUR POSITION
As always, the fund remains well diversified. We made no significant changes in the fund's general composition and characteristics. Our primary emphasis is on convertible bonds (de-emphasizing preferreds and mandatory convertibles) with intermediate-term maturities, attractive yields, and solid credit quality. In this uncertain economic environment, our focus on credit quality has served us well, and it should continue to do so in the future.

     We remain optimistic about our current portfolio and about the general attractiveness of the convertible securities market. Given the highly uncertain investing environment, demand for convertibles remains strong.



Larry Keele, Portfolio Manager
Oaktree Capital Management, LLC                                    June 12, 2002


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                                  SIX MONTHS ENDED MAY 31, 2002

                                COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
Pride International             Statistically attractive convertible with
   (2.50% convertible           improving company fundamentals.
   note due 3/1/2007)
--------------------------------------------------------------------------------
Royal Caribbean Cruises         Extremely cheap convertible with short-
   (0% convertible note         dated put (May 2004) and low conversion
   due 5/18/2021)               premium. Company fundamentals improving,
                                with well-booked summer travel season.
--------------------------------------------------------------------------------
Charming Shoppes                Newly issued convertible with excellent
   (4.75% convertible note      call protection. Strong management team
   due 6/1/2012)                with margin expansion potential for recently
                                acquired Lane Bryant stores.
--------------------------------------------------------------------------------
Duane Reade                     Five-year noncallable security with short-
   (2.148% convertible          dated puts offers great imbalance of upside
   note due 4/16/2022)          potential to downside risk.
================================================================================
ELIMINATED
Brocade Communications          Sold due to high conversion premium.
   (2.0% convertible note
   due 1/1/2007)
--------------------------------------------------------------------------------
LSI Logic                       Stock declined, leading to very high
   (4.0% convertible note       conversion premium.
   due 11/1/2006)
--------------------------------------------------------------------------------
Newell                          Currently callable security trading with
   (5.25% preferred)            above-average conversion premium. Took
                                profits on appreciated holding.
--------------------------------------------------------------------------------
Mirant                          Sold due to developing a conversion
   (6.25% preferred)            on premium above our threshold for a
                                convertible preferred security.
--------------------------------------------------------------------------------


                                                                     SEE PAGE 12
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                FUND'S HOLDINGS.

Fund Profile                                                  As of May 31, 2002
        for Convertible Securities Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to an unmanaged broad market index. Key terms are defined on pages 9-10.

-----------------------------------------
FINANCIAL ATTRIBUTES

Number of Securities                   73
Yield                                3.9%
Conversion Premium                  29.5%
Average Weighted Maturity       4.8 years
Average Coupon                       4.4%
Average Quality                        BB
Average Duration                3.1 years
Foreign Holdings                     3.9%
Turnover Rate                       136%*
Expense Ratio                      0.92%*
Cash Investments                     8.4%
-----------------------------------------


-----------------------------------------
DISTRIBUTION BY CREDIT QUALITY
        (% OF BONDS)

Aaa/AAA                              1.7%
Aa/AA                                 0.0
A/A                                   7.3
Baa/BBB                              17.8
Ba/BB                                21.1
B/B                                  25.1
Below B/B                             4.8
Not Rated                            22.2
-----------------------------------------
Total                              100.0%
-----------------------------------------


-----------------------------------------
TEN LARGEST HOLDINGS
        (% OF TOTAL NET ASSETS)

General Motors Corp.                 3.8%
        (automobiles)
Service Corp. International           3.5
        (diversified services)
Washington Mutual Capital Trust I     2.8
        (banking)
Union Pacific Capital Trust           2.8
        (railroad)
EchoStar Communications Corp.         2.7
        (telecommunications)
Universal Health Services, Inc.       2.7
        (health products and services)
ICN Pharmaceuticals, Inc.             2.3
        (pharmaceuticals)
Titan Capital Trust                   2.3
        (telecommunications)
General Semiconductor Corp.           2.2
        (electronics)
Ford Motor Co. Capital Trust II       2.2
        (automobiles)
-----------------------------------------
Top Ten                             27.3%
-----------------------------------------


-----------------------------------------
VOLATILITY MEASURES

                                 WILSHIRE
                       FUND          5000

-----------------------------------------
R-Squared              0.67          1.00
Beta                   0.80          1.00
-----------------------------------------


-----------------------------------------
Distribution by Maturity (% of bonds)

Under 1 Year                         0.0%

1-5 Years                            57.7

5-10 Years                           40.5

10-20 Years                           1.8

20-30 Years                           0.0

Over 30 Years                         0.0
-----------------------------------------

Total                              100.0%
-----------------------------------------

                                                                      [COMPUTER]
                                                               Visit our website
                                                                www.vanguard.com
                                                           for regularly updated
                                                               fund information.

*Annualized.

-----------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Auto & Transportation               16.9%
Consumer Discretionary              20.3
Consumer Staples                     2.9
Financial Services                  12.0
Health Care                         14.4
Integrated Oils                      0.0
Other Energy                         4.1
Materials & Processing               0.0
Producer Durables                    8.7
Technology                          17.6
Utilities                            3.1
-----------------------------------------




Glossary of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until securities held by a fund reach maturity (or are called) and are repaid. In general, the longer the average weighted maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------
CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($54$25 5 20%).
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.


FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.


R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's return, its R-squared would be 1.00. If the fund's returns bore no relationship to the market's returns, its R-squared would be 0.


TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).


YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Performance Summary                                           As of May 31, 2002
        for Convertible Securities Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1991-MAY 31, 2002

        Fiscal Year     Convertible     CS First Boston
                        Securities   Convertibles Index
           1992            26                    21.7
           1993          13.9                    19.2
           1994          -4.4                    -3.9
           1995          17.1                      24
           1996          14.9                    15.3
           1997          14.8                    15.4
           1998          -2.2                     1.4
           1999          24.8                    30.6
           2000           5.3                     1.5
           2001             4                    -3.6
           2002*         -4.4                    -1.6

*Six months ended May 31, 2002.

Note: See Financial Highlights table on page 17 for dividend and capital gains information.
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                         TEN YEARS
                                  ONE    FIVE  -------------------------------
                INCEPTION DATE   YEAR   YEARS    CAPITAL    INCOME    TOTAL
--------------------------------------------------------------------------------
Convertible
Securities Fund      6/17/1986  -1.15%   8.17%     4.74%      4.63%   9.37%
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
        MAY 31, 2002 (UNAUDITED)


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.


--------------------------------------------------------------------------------
                                                             FACE        MARKET
                                                           AMOUNT        VALUE*
CONVERTIBLE SECURITIES FUND                                 (000)         (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (70.7%)
--------------------------------------------------------------------------------
AUTO & Transportation (8.8%)
Continental Airlines, Inc.
        4.50%, 2/1/2007                                  $ 4,420         $ 3,934
General Motors Corp.
        4.50%, 3/6/2032                                      405          11,164
Magna International Inc.
        4.875%, 2/15/2005                                  6,585           6,141
United Parcel Service, Inc.
        1.75%, 9/27/2007                                   4,550           4,618
                                                                          ------
                                                                          25,857
                                                                          ------

CONSUMER DISCRETIONARY (18.6%)
Avon Products, Inc.
        0.00%, 7/12/2020                                  12,095           6,471
Barnes & Noble, Inc.
        5.25%, 3/15/2009                                   3,555           4,097
Charming Shoppes, Inc.
        (1) 4.75%, 6/1/2012                                3,330           3,505
EchoStar Communications Corp.
        (1) 5.75%, 5/15/2008                               3,250           2,892
            5.75%, 5/15/2008                               5,610           4,993
IKON Office Solutions, Inc.
        (1) 5.00%, 5/1/2007                                1,940           1,811
The Interpublic Group of Cos., Inc.
        1.80%, 9/16/2004                                   4,735           4,646
J.C. Penney & Co., Inc.
        (1) 5.00%, 10/15/2008                              2,855           3,019
            5.00%, 10/15/2008                              1,860           1,967
Lamar Advertising Co.
        5.25%, 9/15/2006                                 $ 1,000         $ 1,087
The Pep Boys (Manny, Moe & Jack)
        (1) 4.25%, 6/1/2007                                  685             679
Royal Caribbean Cruises Ltd.
        0.00%, 5/18/2021                                  11,348           4,922
Service Corp. International
        6.75%, 6/22/2008                                  11,470          10,280
Waste Connections, Inc.
        (1) 5.50%, 4/15/2006                               3,255           3,747
            5.50%, 4/15/2006                                 245             282
                                                                         -------
                                                                          54,398
                                                                         -------

CONSUMER STAPLES (2.6%)
Duane Reade Inc.
        (1) 2.148%, 4/16/2022                              8,450           5,133
Performance Food Group Co.
        5.50%, 10/16/2008                                  1,915           2,506
                                                                          ------
                                                                           7,639
                                                                          ------

FINANCIAL SERVICES (3.5%)
Bisys Group, Inc.
        4.00%, 3/15/2006                                   1,855           2,242
National Data Corp.
        5.00%, 11/1/2003                                   3,645           3,768
Ohio Casualty Corp.
        (3) 5.00%, 3/19/2022                               1,820           2,095
Travelers Property Casualty Corp.
        4.50%, 4/15/2032                                      82           2,010
                                                                          ------
                                                                          10,115
                                                                          ------

--------------------------------------------------------------------------------
                                                             FACE        MARKET
                                                           AMOUNT        VALUE*
                                                            (000)         (000)
--------------------------------------------------------------------------------
HEALTH CARE (13.2%)
--------------------------------------------------------------------------------
Cephalon, Inc.
5.25%, 5/1/2006                                          $ 5,125         $ 5,022
Community Health Systems, Inc.
4.25%, 10/15/2008                                          2,670           2,957
ICN Pharmaceuticals, Inc.
(1) 6.50%, 7/15/2008                                       6,540           6,867
Lifepoint Hospitals, Inc.
(1) 4.50%, 6/1/2009                                        2,290           2,419
Province Healthcare Co.
(1)   4.25%, 10/10/2008                                    1,650           1,865
(1)   4.50%, 11/20/2005                                    1,415           1,615
      4.50%, 11/20/2005                                    1,765           2,014
Sunrise Assisted Living, Inc.
(1) 5.25%, 2/1/2009                                        1,740           1,777
Total Renal Care Holdings
5.625%, 7/15/2006                                          5,180           5,342
7.00%, 5/15/2009                                           1,000             965
Universal Health Services, Inc.
(1) 0.426%, 6/23/2020                                     10,885           6,694
0.426%, 6/23/2020                                          1,895           1,165
                                                                         -------
                                                                          38,702
                                                                         -------

OTHER ENERGY (2.6%)
Devon Energy Corp.
4.95%, 8/15/2008                                           3,580           3,517
Pride International, Inc.
(1) 2.50%, 3/1/2007                                        3,140           4,102
                                                                          ------
                                                                           7,619
                                                                          ------

PRODUCER DURABLES (6.4%)
Briggs & Stratton Corp.
(1) 5.00%, 5/15/2006 1,705 1,799
5.00%, 5/15/2006 1,850 1,952
Kulicke & Soffa Industries, Inc.
      4.75%, 12/15/2006                                    4,580           4,105
(1)   5.25%, 8/15/2006                                       150             152
      5.25%, 8/15/2006                                     2,115           2,139
L-3 Communications Holdings, Inc.
(1) 5.25%, 6/1/2009                                        1,575           2,628
Photronics, Inc.
(1) 4.75%, 12/15/2006                                      1,945           1,862
Veeco Instruments, Inc.
(1) 4.125%, 12/21/2008                                     4,100           4,131
                                                                         -------
                                                                          18,768
                                                                         -------

TECHNOLOGY (13.9%)
Acxiom Corp.
(1) 3.75%, 2/15/2009                                       3,695           4,406
Adaptec, Inc.
(1) 3.00%, 3/5/2007                                        4,905           5,371
Anixter International, Inc.
0.00%, 6/28/2020                                          16,025           4,647
Documentum, Inc.
(1) 4.50%, 4/1/2007                                        1,175             909
Edo Corp.
(1) 5.25%, 4/15/2007                                     $ 2,520         $ 2,936
Fairchild Semiconductor Corp.
(1) 5.00%, 11/1/2008                                       3,845           4,369
General Semiconductor Corp.
5.75%, 12/15/2006                                          6,065           6,520
HNC Software, Inc.
(1) 5.25%, 9/1/2008                                        2,950           2,943
International Rectifier Corp.
4.25%, 7/15/2007                                           4,230           4,040
Mentor Graphics Corp.
(1) 6.875%, 6/15/2007                                        485             509
Semtech Corp.
4.50%, 2/1/2007                                            3,795           3,857
                                                                          ------
                                                                          40,507
                                                                          ------

UTILITIES (1.1%)
Mediacom Communications Corp.
5.25%, 7/1/2006 3,695 3,219
--------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS
        (Cost $200,761)                                                  206,824
--------------------------------------------------------------------------------

                                                          Shares
--------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (20.9%)
--------------------------------------------------------------------------------
AUTO & Transportation (6.7%)
Continental Airlines Financial Trust
6.00% Cvt. Pfd.                                           59,700           1,552
Ford Motor Co. Capital Trust II
6.50% Cvt. Pfd.                                          107,300           6,508
Tower Automotive Capital Trust
6.75% Cvt. Pfd.                                           93,100           3,247
Union Pacific Capital Trust
6.25% Cvt. Pfd.                                          161,900           8,156
                                                                          ------
                                                                          19,463
                                                                          ------

FINANCIAL SERVICES (7.5%)
* Commerce Capital Trust II
(1) 5.95% Cvt. Pfd.                                       90,700           5,000
Reinsurance Group of America, Inc.
5.75% Cvt. Pfd.                                          100,000           4,900
United Rentals Trust I
6.50% Cvt. Pfd.                                           99,700           3,888
Washington Mutual Capital Trust I
(1) 5.375% Cvt. Pfd.                                     148,300           7,990
5.375% Cvt. Pfd.                                           5,300             286
                                                                          ------
                                                                          22,064
                                                                          ------

OTHER ENERGY (1.1%)
Newfield Financial Trust I
6.50% Cvt. Pfd.                                           61,900           3,346

--------------------------------------------------------------------------------
                                                             FACE        MARKET
                                                           AMOUNT        VALUE*
CONVERTIBLE SECURITIES FUND                                 (000)         (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (1.6%)
Northrop Grumman Corp.
7.00% Cvt. Pfd.                                           33,100         $ 4,610


TECHNOLOGY (2.3%)
Titan Capital Trust
(1) 5.75% Cvt. Pfd.                                      121,800           4,765
5.75% Cvt. Pfd.                                           47,300           1,851
                                                                          ------
                                                                           6,616
                                                                          ------

UTILITIES (1.7%)
Dominion Resources, Inc.
9.50% Cvt. Pfd.                                           82,400           4,997

--------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
        (Cost $58,668)                                                    61,096
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                             FACE
                                                           AMOUNT
                                                            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (8.6%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.83%, 6/3/2002                                          $19,949          19,949
1.83%, 6/3/2002--Note F                                    5,183           5,183
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $25,132)           25,132
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $284,561)               293,052
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                       7,058
Liabilities--Note F                                       (7,613)

                                                                          ------
                                                                           (555)
                                                                          ------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 25,813,433 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)                                               $292,497
================================================================================
NET ASSET VALUE PER SHARE                                                 $11.33
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security. New issue that has not paid a dividend as of May 31, 2002.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2002, the aggregate value of these securities was $97,990,000, representing 33.5% of net assets.


--------------------------------------------------------------------------------
                                                          AMOUNT             PER
                                                           (000)           SHARE
--------------------------------------------------------------------------------
AT MAY 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                         $343,115          $13.29
Undistributed Net
  Investment Income--Note D                                2,143             .08
Accumulated Net Realized
  Losses--Note D                                         (61,252)         (2.37)
Unrealized Appreciation--Note E                            8,491             .33
--------------------------------------------------------------------------------
NET ASSETS                                              $292,497          $11.33
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                   SIX MONTHS ENDED MAY 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                               $ 1,821
Interest                                                                  5,726
Security Lending                                                             41
--------------------------------------------------------------------------------
Total Income                                                              7,588
--------------------------------------------------------------------------------
EXPENSES
Investment Advisory Fees--Note B
Basic Fee                                                                   595
Performance Adjustment                                                      286
The Vanguard Group--Note C
Management and Administrative                                               416
Marketing and Distribution                                                   25
Custodian Fees                                                               12
Auditing Fees                                                                 6
Shareholders' Reports                                                        12
--------------------------------------------------------------------------------
        Total Expenses                                                    1,352
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     6,236
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                  (15,575)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES(4,415)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(13,754)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                     Convertible Securities Fund
                                               ---------------------------------
                                                      Six Months            Year
                                                           Ended           Ended
                                                    May 31, 2002   Nov. 30, 2001
                                                           (000)           (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net Investment Income                                $     6,236    $    13,550
Realized Net Gain (Loss)                                 (15,575)       (45,463)
Change in Unrealized Appreciation (Depreciation)          (4,415)        43,437
--------------------------------------------------------------------------------
Net Increase (Decrease) in
        Net Assets Resulting from Operations             (13,754)        11,524
--------------------------------------------------------------------------------
DISTRIBUTIONS
Net Investment Income                                     (6,553)       (13,913)
Realized Capital Gain*                                        --        (12,982)
--------------------------------------------------------------------------------
Total Distributions                                       (6,553)       (26,895)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
Issued                                                    48,910         69,354
Issued in Lieu of Cash Distributions                       5,679         23,996
Redeemed                                                 (41,970)      (101,252)
--------------------------------------------------------------------------------
Net Increase (Decrease) from Capital Share Transactions   12,619         (7,902)
--------------------------------------------------------------------------------
Total Increase (Decrease)                                 (7,688)       (23,273)
--------------------------------------------------------------------------------
NET ASSETS
Beginning of Period                                      300,185        323,458
--------------------------------------------------------------------------------
End of Period                                           $292,497       $300,185
================================================================================
1Shares Issued (Redeemed)
Issued                                                     4,207          5,508
Issued in Lieu of Cash Distributions                         482          1,959
Redeemed                                                  (3,633)        (8,221)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding              1,056           (754)
================================================================================
*Includes fiscal 2001 short-term gain distributions totaling $8,146,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.



CONVERTIBLE SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED NOVEMBER 30,
FOR A SHARE OUTSTANDING                           SIX MONTHS ENDED     --------------------------------------------
THROUGHOUT EACH PERIOD                                MAY 31, 2002     2001         2000     1999      1998    1997
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $12.12   $12.68       $13.18   $11.10    $13.01  $13.07
-------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                          .25      .53          .56      .52       .52     .53
Net Realized and Unrealized Gain (Loss)
  on Investments                                              (.78)    (.04)         .19     2.13      (.77)   1.17
-------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                            (.53)     .49          .75     2.65      (.25)   1.70
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (.26)    (.54)        (.55)    (.57)     (.54)  (.47)
  Distributions from Realized Capital Gains                     --     (.51)        (.70)      --     (1.12) (1.29)
-------------------------------------------------------------------------------------------------------------------
  Total Distributions                                         (.26)   (1.05)       (1.25)    (.57)    (1.66) (1.76)
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $11.33   $12.12       $12.68   $13.18    $11.10  $13.01
===================================================================================================================
TOTAL RETURN                                                 -4.44%    3.98%        5.27%   24.85%    -2.16% 14.81%
===================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                          $292     $300         $323     $180      $172    $189
Ratio of Total Expenses to
  Average Net Assets                                          0.92%*   0.71%        0.56%    0.55%     0.73%  0.67%
Ratio of Net Investment Income to
  Average Net Assets                                          4.22%*   4.21%        4.19%    4.30%     4.36%  4.29%
Portfolio Turnover Rate                                        136%*    156%         182%     162%      186%   182%
===================================================================================================================
*Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.
A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the six months ended May 31, 2002, the advisory fee represented an effective annual basic rate of 0.40% of the fund's average net assets before an increase of $286,000 (0.19%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2002, the fund had contributed capital of $54,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.05% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the six months ended May 31, 2002, the fund purchased $199,699,000 of investment securities and sold $186,047,000 of investment securities, other than temporary cash investments.
     At November 30, 2001, the fund had available a capital loss carryforward of $45,572,000 to offset future net capital gains through November 30, 2009.
     Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2002, the fund realized gains of $114,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.
E. At May 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $8,491,000, consisting of unrealized gains of $14,877,000 on securities that had risen in value since their purchase and $6,386,000 in unrealized losses on securities that had fallen in value since their purchase.
F. The market value of securities on loan to broker/dealers at May 31, 2002, was $5,062,000, for which the fund held cash collateral of $5,183,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

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These technologies  provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

================================================================================
TRUSTEES (Year Elected )

JOHN J. BRENNAN (1987)       Chairman of the Board,  Chief  Executive  Officer,
                             and Director/Trustee  of The Vanguard  Group,
                             Inc., and of each of the investment companies served by The Vanguard Group.

CHARLES D. ELLIS (2001)      The Partners of '63 (pro bono ventures in
                             education); Senior Adviser to Greenwich Associates
                             (international business-strategy consulting);
                             Successor Trustee of Yale University; Overseer of the Stern School of Business at New York
                             University; Trustee of the Whitehead Institute for
                             Biomedical Research.

RAJIV L. GUPTA (2001)        Chairman and Chief Executive Officer of Rohm and
                             Haas Co. (chemicals); Director of Technitrol, Inc.
                             (electronic components), and Agere Systems
                             (communications components); Board Member of the American Chemistry Council; and Trustee of Drexel
                             University.

JOANN HEFFERNAN HEISEN (1998)Vice President, Chief Information Officer, and
                             Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                             Director of the Medical Center at Princeton and Women's Research and Education Institute.

BURTON G. MALKIEL (1977)     Chemical Bank Chairman's Professor of Economics,
                             Princeton University; Director of Vanguard
                             Investment Series plc (Irish investment fund), Vanguard Group (Ireland) Limited (Irish investment management firm), Prudential Insurance Co. of America, BKF Capital (investment management firm),
                             The Jeffrey Co. (holding company), and NeuVis, Inc.
                             (software company).

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and
                             Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. LAWRENCE WILSON (1985)    Retired Chairman and Chief Executive Officer of
                             Rohm and Haas Co. (chemicals); Director of Cummins
                             Inc. (diesel engines), The Mead Corp. (paper
                             products), and AmerisourceBergen Corp.
                             (pharmaceutical distribution); Trustee of
                             Vanderbilt University.
--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

R. GREGORY BARTON            Secretary; Managing Director and General Counsel
                             of The Vanguard Group, Inc.; Secretary of The
                             Vanguard Group and of each of the investment companies served by The Vanguard Group.

THOMAS J. HIGGINS            Treasurer; Principal of The Vanguard Group, Inc.;
                             Treasurer of each of the investment companies served by The Vanguard Group.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

Mortimer J. Buckley, Information Technology.
F. William McNabb, III, Institutional Investor Group.
James H. Gately, Direct Investor Services.
Michael S. Miller, Planning and Development.
Kathleen C. Gubanich, Human Resources.
Ralph K. Packard, Finance.
Ian A. MacKinnon, Fixed Income Group.
George U. Sauter, Quantitative Equity Group.
--------------------------------------------------------------------------------
John C. Bogle, Founder; Chairman and Chief Executive Officer, 1974-;1996.

                                                                          [LOGO]
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are trademarks of The Vanguard Group, Inc.

S&P MIDCAP 400 is a trademark of The McGraw-Hill Companies, Inc.

All other marks are the property of their respective owners.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

ABOUT OUR COVER
Our cover photographs were taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photographs are copyrighted by Mr. Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
     To receive a free copy of the prospectus or the Statement of Additional Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com(TM). Prospectuses may also be viewed online.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                                (C)2002 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q822 072002